                                                                       Exhibit A

                List of Members, Directors and Executive Officers
                              of Reporting Persons

                     UBS CAPITAL JERSEY CORPORATION II LTD.

      The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.

                                                           Principal Occupation/
Name of Director               Nationality                 Address
----------------               -----------                 -------
Andrew Evans                   British                     Finance Director
                                                           UBS AG, London Branch
                                                           100 Liverpool Street
                                                           London

Derek Smith                    British                     Managing Director
                                                           UBS AG
                                                           Pelikanstrasse 6/8
                                                           Zurich

Anthony R. Hillman             British                     Attorney
                                                           Jersey Trust Company
                                                           P.O. Box 1075
                                                           Elizabeth House
                                                           9 Castle Street
                                                           St. Helier
                                                           Jersey JE4 2QB
                                                           Channel Islands

Nigel A. LeQuesne              British                     Attorney
                                                           Jersey Trust Company
                                                           P.O. Box 1075
                                                           Elizabeth House
                                                           9 Castle Street
                                                           St. Helier
                                                           Jersey JE4 2QB
                                                           Channel Islands

      JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC

Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.

UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

      The names and titles of the managers of UBS Capital Americas III, LLC f/k/a/ UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.

Name of Manager             Nationality           Principal Occupation/
---------------             -----------           Address
                                                  -------
Charles J. Delaney          American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Michael Greene              American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Justin S. Maccarone         American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

George A. Duarte            American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Charles J. Santos-Buch      American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Marcelo Pestarino           Argentinian           Transactor
                                                  Tucuman 1, Piso 16
                                                  (1049) Buenos Aires, Argentina

Luiz Spinola                Brazilian             Transactor
                                                  Av. Juscelino Kubitschek
                                                  50 6 andar
                                                  04543-000 Sao Paolo - SP,
                                                  Brazil

                                     UBS AG

            The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

Directors

Name of Director           Nationality       Address
----------------           -----------       -------
Chairman:                  Swiss             President des Verwaltungsrates
Marcel Ospel                                 UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Vice Chairman:             Swiss             Vize president des Verwaltungsrates
Alberto Togni                                UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Vice Chairman:             Dutch             Vice Chairman
Joannes A. de Gier                           UBS AG
                                             1 Curzon Street
                                             London

Markus Kundig              Swiss             Vice Chairman
                                             P.O. Box 4463
                                             6304 Zug

Peter Bockli               Swiss             Advocat
                                             Bockli Thomann & Parmer
                                             St. Jakobs-Strasse 41
                                             P.O. Box 2342
                                             4002 Basle

Sir Peter Davis            British           Group Chief Executive
                                             J. Sainsbury plc
                                             Stamford House
                                             Stamford Street
                                             London SE1 9LL

Dr. Rolf A. Meyer          Swiss             Consultant
                                             Heiniweidstrasse 18
                                             8806 Bach

Name of Director           Nationality       Address
----------------           -----------       -------
Hans Peter Ming            Swiss             Director of Sika Finanz AG
                                             Wiesenstrasse 7
                                             8008 Zurich

Lawrence A. Weinbach       American          Chairman, President and Chief
                                             Executive Officer
                                             UNYSIS Corporation
                                             P.O. Box 500
                                             Blue Bell, PA
                                             USA

      That the names, nationalities and addresses of other responsible persons of the Company are as follows:

Name                        Nationality              Principal Occupation/
----                        -----------              Address
                                                     -------
Peter Wuffli                Swiss                    President
                                                     UBS AG
                                                     Aeschenplatz 6
                                                     4002 Basle

Georges Gagnebin            Swiss                    CEO - Private Banking
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Joseph J.  Grano            American                 President and CEO
                                                     1285 Avenue of the Americas
                                                     New York, New York

Markus Granziol             Swiss                    Chairman and CEO
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Stephan Haeringer           Swiss                    CEO
                                                     UBS Switzerland
                                                     UBS AG
                                                     Bahnhofstrasse 45
                                                     8021 Zurich

Name                        Nationality              Principal Occupation/
----                        -----------              Address
                                                     -------
John Costas                 American                 CEO
                                                     UBS Warburg
                                                     UBS AG
                                                     677 Washington Blvd.
                                                     Stamford, CT 06901